UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                         -------------------------------

                          Date of Report: May 20, 2004


                               STEVEN MADDEN, LTD.
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             (Exact name of registrant as specified in its charter)

          Delaware                     0-23702                  13-3588231
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification Number)


52-16 Barnett Avenue, Long Island City, New York                        11104
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:               (718) 446-1800
                                                                  --------------
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Item 7(c).        Exhibits.
                  --------

                  99.1 Letter from Steven Madden, Ltd. to FMR Corp. dated May 20, 2004.

Item 9.           Regulation FD Disclosure.
                  ------------------------

On May 20, 2004, Steven Madden, Ltd. (the "Company") sent a letter to FMR Corp., one of the Company's stockholders, providing that the Company's management will request that the board of directors of the Company consider amending the Company's 1999 Stock Plan to provide that no material amendments will be made to such plan without stockholder approval. A copy of the letter is furnished as
Exhibit 99.1 to this report and is incorporated herein by reference.

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

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         STEVEN MADDEN, LTD.



                                         By: /s/ ARVIND DHARIA
                                            ------------------------------------
                                            Name: Arvind Dharia
                                            Title: Chief Financial Officer



Date:   May 21, 2004

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